Northwestern Mutual Series Fund, Inc.
Supplement Dated May 1, 2025
to the Summary Prospectus dated May 1, 2025 of:
Active/Passive Balanced Portfolio
(the “Portfolio”)
Effective July 1, 2025 (the “Effective Date”), the name of the Portfolio will change from Balanced Portfolio to Active/Passive Balanced Portfolio. Until the Effective Date, the Active/Passive Balanced Portfolio name is replaced with Balanced Portfolio.
There are no changes to the Portfolio’s principal investment strategies, principal risks, or fees and expenses.
Please retain this Supplement for future reference.